Supplement dated January 2, 2024
to the Prospectus and Summary Prospectus, each as supplemented, if applicable, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Government Money Market Fund	12/1/2023
Effective immediately, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The "Minimum Initial Investment" table under the caption "Purchase and Sale of Fund Shares" in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby replaced with the following:
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment

Class	Category of eligible account	For accounts other than Systematic Investment Plan accounts (as described in the Fund’s Prospectus)	For Systematic Investment Plan accounts
Class A	All accounts other than IRAs	$2,000	$2,000
	IRAs	$1,000	$1,000
Class Inst	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100
Class Inst2	All eligible accounts	None	N/A
Class Inst3	All eligible accounts	$0, $1,000, $2,000 or $1 million depending upon the category of eligible investor	$100 (for certain eligible investors)

The third paragraph titled "Columbia Government Money Market Fund Eligibility" under the caption "The Funds" in the "Choosing A Share Class" section of the Prospectus is hereby deleted.
Shareholders should retain this Supplement for future reference.
SUP200_07_005_(01/24)